     As filed with the Securities and Exchange Commission on July 13, 2001
                    Registration Statement No. ____________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                ----------------

         Pennsylvania                                     25-1435979
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)

                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                                 (412) 762-1553
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ----------------

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                       SUPPLEMENTAL INCENTIVE SAVINGS PLAN
                     THE PNC FINANCIAL SERVICES GROUP, INC.
                    AND AFFILIATES DEFERRED COMPENSATION PLAN
                            (Full title of the plans)

                                ----------------

                              Walter E. Gregg, Jr.
                                  Vice Chairman
                     The PNC Financial Services Group, Inc.
                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                                 (412) 762-2281
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                               Steven Kaplan, Esq.
                                 Arnold & Porter
                            555 Twelfth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 942-5000

                              ---------------------

                         Calculation of Registration Fee

-------------------------------------------------------------------------------------------------------------
 Title of securities to be       Amount to be      Proposed maximum     Proposed maximum        Amount of
         registered           registered (1)(2)     offering price     aggregate offering     registration
                                                      per share             price (1)              fee
-------------------------------------------------------------------------------------------------------------
   Deferred Compensation
      Obligations (3)            $50,000,000             N/A               $50,000,000           $12,500
-------------------------------------------------------------------------------------------------------------
   Deferred Compensation
      Obligations (4)            $67,000,000             N/A               $67,000,000           $16,750
-------------------------------------------------------------------------------------------------------------
   Total Registration Fee                                                                        $29,250
-------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Securities Act of 1933, as amended (the "Securities Act"), Rule 457(h).

(2) In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein.

(3) The Deferred Compensation Obligations are unsecured obligations of The PNC Financial Services Group, Inc. to pay deferred compensation in the future in accordance with the terms of The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan.

(4) The Deferred Compensation Obligations are unsecured obligations of The PNC Financial Services Group, Inc. to pay deferred compensation in the future in accordance with the terms of The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan.

                                  INTRODUCTION

         The PNC Financial Services Group, Inc. (the "Registrant") is filing this Registration Statement because of the uncertainty as to whether the Deferred Compensation Obligations would or should be considered "securities" or be subject to registration under the Securities Act. The filing of this Registration Statement is not an admission by the Registrant that the Deferred Compensation Obligations are securities or are subject to the registration requirements of the Securities Act.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         The purpose of this Registration Statement is to register an additional $50,000,000 of Deferred Compensation Obligations in The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan, an additional $67,000,000 of Deferred Compensation Obligations in The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan, and an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein. Pursuant to General Instruction E to Form S-8, except as set forth below, the contents of Registration Statement No. 333-18069 are incorporated herein by reference.


ITEM 8. EXHIBITS


Exhibit 4.1 The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan, incorporated by reference from Exhibit 10.4 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. (File No. 1-9718).

Exhibit 4.2 The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan, incorporated by reference from Exhibit
                  10.11 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

Exhibit 5 Opinion of Henry Howarth III, Senior Counsel, The PNC Financial Services Group, Inc., filed herewith.

Exhibit 23.1 Consent of Henry Howarth III, Senior Counsel, The PNC Financial Services Group, Inc., included in the opinion filed as Exhibit 5 hereto.

Exhibit 23.2      Consent of Ernst & Young, LLP, filed herewith.

Exhibit 24        Powers of Attorney, filed herewith.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on July 13th, 2001.



                                     THE PNC FINANCIAL SERVICES GROUP, INC.
                                     (Registrant)

                                     By: /s/ Robert L. Haunschild
                                        ----------------------------------------
                                        (Signature and Title)
                                        Robert L. Haunschild,
                                        Senior Vice President and
                                        Chief Financial Officer


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated:


       SIGNATURE                                       TITLE                                DATE

*                                     Chairman, President, Chief Executive              July 5, 2001
-------------------------------       Officer and Director
James E. Rohr                         (Principal Executive Officer)



/s/ Robert L. Haunschild              Senior Vice President and Chief                   July 13, 2001
-------------------------------       Financial Officer (Principal
Robert L. Haunschild                  Financial Officer)



*                                     Controller                                        July 5, 2001
-------------------------------       (Principal Accounting Officer)
Samuel R. Patterson

       SIGNATURE                                       TITLE                                DATE

*                                     Vice Chairman and Director                        July 5, 2001
-------------------------------
Walter E. Gregg, Jr.



*                                     Director                                          July 5, 2001
-------------------------------
Paul W. Chellgren



*                                     Director                                          July 5, 2001
-------------------------------
Robert N. Clay



*                                     Director                                          July 5, 2001
-------------------------------
George A. Davidson, Jr.



*                                     Director                                          July 5, 2001
-------------------------------
David F. Girard-diCarlo



*                                     Director                                          July 5, 2001
-------------------------------
William R. Johnson



*                                     Director                                          July 5, 2001
-------------------------------
Bruce C. Lindsay



*                                     Director                                          July 5, 2001
-------------------------------
W. Craig McClelland



*                                     Director                                          July 5, 2001
-------------------------------
Thomas H. O'Brien

       SIGNATURE                                       TITLE                                DATE

*                                     Director                                          July 5, 2001
-------------------------------
Jane G. Pepper



*                                     Director                                          July 5, 2001
-------------------------------
Lorene K. Steffes



*                                     Director                                          July 5, 2001
-------------------------------
Thomas J. Usher



*                                     Director                                          July 5, 2001
-------------------------------
Milton A. Washington



*                                     Director                                          July 5, 2001
-------------------------------
Helge H. Wehmeier


*By: /s/  Thomas R. Moore
     -------------------------------------
     Thomas R. Moore, Attorney-in-Fact,
     pursuant to Powers of Attorney filed
     herewith

         The Plan. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefits plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this July 13th, 2001.


                                        THE PNC FINANCIAL SERVICES
                                        GROUP, INC. SUPPLEMENTAL
                                        INCENTIVE SAVINGS PLAN
                                        (Plan)

                                        By: /s/ James S. Gehlke
                                           ------------------------------
                                           (Signature and Title)
                                           James S. Gehlke,
                                           Plan Manager/Administrator

         The Plan. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefits plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this July 13th, 2001.


                                           THE PNC FINANCIAL SERVICES
                                           GROUP, INC. AND AFFILIATES
                                           DEFERRED COMPENSATION PLAN
                                           (Plan)

                                           By: /s/ James S. Gehlke
                                              ---------------------------------
                                              (Signature and Title)
                                              James S. Gehlke,
                                              Plan Manager/Administrator

INDEX TO EXHIBITS

Exhibit 4.1 The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan, incorporated by reference from Exhibit 10.4 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. (File No. 1-9718).

Exhibit 4.2 The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan, incorporated by reference from Exhibit
                  10.11 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

Exhibit 5 Opinion of Henry Howarth III, Senior Counsel, The PNC Financial Services Group, Inc., filed herewith.

Exhibit 23.1 Consent of Henry Howarth III, Senior Counsel, The PNC Financial Services Group, Inc., included in the opinion filed as Exhibit 5 hereto.

Exhibit 23.2      Consent of Ernst & Young, LLP, filed herewith.

Exhibit 24        Powers of Attorney, filed herewith.